August 2002


Dear Fellow Shareholders:

We are pleased to present the fourth annual report of the Dobson Covered Call Fund (DBCCX). I would like to refer you to the management discussion and analysis below for specific details about the Dobson Covered Call Fund performance.

Our overall view of the economy in the next several years is that it will grow but not as rapidly as in the past decade. We continue to believe that competition among firms will keep prices down and therefore the level of inflation will tend to remain low. This should moderate profits and consequently stock prices will not appreciate as much as in the past. We by no means see a collapse in the economy, just slower growth. If our analysis is correct, a covered call strategy should prove a superior investment to the S&P 500 Index. As stated in the prospectus stocks are held close to S&P 500 Industry weights. We welcome your comments and suggestions.

Sincerely,



Charles L. Dobson
Portfolio Manager

The prospectus should be read carefully before investing. To request a prospectus for more complete information, including charges and expenses, call toll free 1-877-2-DOBSON OR 1-877-236-2766. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc.,
431 North Pennsylvania Street
Indianapolis, IN 46204

Member NASD, SIPC.

Management's Discussion of Fund Performance

For the twelve month period ended July 31, 2002 the Fund's total return was -15.82% and from inception its average annual return was -2.30%. This compares with -23.69% and -8.09% respectively for the S&P 500 Index. The Fund achieved these results with a volatility or risk level that was approximately 71% of the S&P 500 Index.

We have chosen to compare the Fund's results to the S&P 500 Index because the S&P 500 Index is one of the most widely recognized benchmarks. This comparison is also valuable in explaining how the Fund's results were achieved.

                                               DBCCX           S&P 500 Index
Standard Deviation (volatility level)
Comparison (04/01/99) through 07/31/02)         3.48                  4.92

6-Month Actual Return
For the Period Ended 07/31/02                 -14.85%               -18.76%

Average Annual Total Return
For the Period Ended 07/31/02
Since Inception (03/24/99)                    -2.30%                 -8.09%

One Year Actual Return                       -15.82%                -23.69%
For the Period Ended 7/31/02

Volatility                         DBCCX - 3.48      S&P 500 Index - 4.92

Monthly returns
             Dobson Covered
            Call Fund $10,859      S&P 500 Index $9,271
                    10,000                 10,000
Mar-99              10,390                 10,195
Apr-99              10,700                 10,589
Jul-99              10,780                 10,573
Oct-99              11,040                 10,879
Jan-00              10,843                 11,163
Apr-00              11,355                 11,662
Jul-00              11,167                 11,521
Oct-00              11,418                 11,541
Jan-01              11,301                 11,063
Apr-01              10,760                 10,149
Jul-01              10,984                  9,870
Oct-01              10,043                  8,670
Jan-02              10,859                  9,271

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on March 24, 1999 (inception of the Fund) and held through July 31, 2002. The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Dobson Covered Call Fund. Individuals cannot invest directly in this Index. The Index returns do not reflect expenses, which have been deducted from the Fund's return. Performance figures reflect the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that our shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Dobson Covered Call Fund, please call 1-877-2-Dobson or 1-877-236-2766 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

The Fund holds stocks to match S&P 500 Industry Weights. For example, if the technology industry is approximately 15% of the S&P 500 Index, approximately 15% of the stocks in the portfolio are in the technology industry. I use the word approximately because we don't rebalance the portfolio daily. This would be costly from a transaction standpoint and not much would be gained. Currently we rebalance every six months if necessary.

The Fund writes/sells individual stock options on the securities it owns. This past year the Securities and Exchange Commission required that 80% of a fund's investments must match its name. Consequently at least 80% of our portfolio has options written on it. As a practical matter virtually all of the Fund's securities are covered with the exception of utility stocks and some low priced issues.

These past five months of our fiscal year (March 2002 to July 2002) have been one of the strangest periods I have experienced in over twenty-five years in the business. As most of you know, volatility has been extraordinary. Rises and declines of several hundred points within and between days in the Dow Jones Industrial Averages have been almost common. It is our opinion that hedge funds and individual short sellers have been responsible for a good deal if not most of this volatility. We recognize that short selling is a legitimate trading strategy but it can also cause a great deal of volatility. Short sellers sell stock that they do not own in the hopes of buying the stock at a lower price. To simplify, their profit/loss is the difference between what they sold the stock for and what they purchase it for. If there is a good deal of short selling in a particular stock or stocks and no buyers, prices can decline rapidly. When the short sellers decide to buy the stock or stocks to `cover' their short positions, prices can rise rapidly especially if there are few sellers. This explanation is an oversimplification but I think you get the idea.

Another factor that made this period so strange is the amount of dispersion that has occurred. Dispersion is the scatter of individual stocks around their aggregate return. July 2002 is a good month to demonstrate this. That month the S&P 500 Index declined 7.8% and your Fund declined 6.39%. The most astonishing thing was six of the stocks in the portfolio that were priced at over $30 on June 30 and were more than 2% of the portfolio, declined twice as much as the S&P 500 Index. Those stocks were BellSouth -17.31%, Citigroup -15.53%, Home Depot -18.94%, Wyeth -28.32%, and Royal Dutch -30.01%. (See the accompanying positions in this report). There was also one or more of these sharp declines in three of the previous four months. Normally you may get four or five of these sharp declines in a year, not six in one month, especially with the large cap stocks we deal with. Clearly when stocks decline as much and as rapidly as the ones mentioned above and in such a brief period, the options we sold don't provide as much protection as they would have if the stocks only declined 3% or 4%.

However, this does point out a very positive aspect of our strategy. One of the criticisms of a covered call strategy is that it doesn't provide much protection if the market declines. Most criticisms of this nature use only a single stock example. Our belief is that a covered call strategy should be employed using a broadly diversified portfolio weighted according to S&P 500 Industry Weights. Since not all stocks advance or decline at the same rate, our diversification allowed us to absorb the unusual amount of dispersion that occurred these past few months. In fact, we still managed to outperform our benchmark, the S&P 500 Index. I can't emphasize enough the value of diversification with respect to stocks, option strike prices and option time periods. Hopefully we have dispelled those criticisms suggesting a covered call strategy doesn't provide enough protection in difficult markets.

Obviously we lost money over the period and we understand investors concerns about remaining in the market. No one can say for certain what the market or the economy will do in the future. That's why investors should take a long-term view and remain diversified. Diversification (that word again) will reduce the volatility of one's overall portfolio and consequently increase the portfolio's return over time. (Please contact me if you would like a technical explanation of why this is so.)

Seeing declines like we have the past two years is not unusual when looking at the entire history of the market. Most of us were spoiled by the returns that were generated in the 1990's. It is our belief that returns like that won't be achieved any time in the near future. We believe returns in the single digits can be expected over the next several years. Given the low rate of inflation those returns will be viewed as very good.

A question we get frequently is what portion of a portfolio should be invested in a covered call strategy. Each investor is going to have a different level of risks; however, in general an allocation of between 10% and 30% is appropriate.

We also suggest you compare our performance with others. If you have access to the Internet you may wish to try www.cbs.marketwatch.com, www.lipperleaders.com and www.morningstar.com. We're proud of our results, especially given our level of risk, and we feel investors will be better informed if they take the time to monitor funds they own or have an interest in.

Dobson Covered Call Fund
Schedule of Investments
July 31, 2002

Common Stocks - 95.4%                                         Shares                        Value

Aircraft - 3.0%
Boeing Co.                                                     1,000                   $    41,520
                                                                                     ----------------
Auto Controls for Regulating Residential
     & Commercial Environment - 2.3%
Honeywell International, Inc.                                  1,000                        32,360
                                                                                     ----------------
Beverages - 3.6%
Coca-Cola Co.                                                  1,000                        49,940
                                                                                     ----------------
Canned, Frozen & Preserved Fruit, Vegetable
  & Food Specialty - 2.8%
H.J. Heinz Co.                                                 1,000                        38,450
                                                                                     ----------------
Computer Communication Equipment - 1.9%
Cisco Systems, Inc. (a)                                        2,000                        26,380
                                                                                     ----------------
Construction Machinery & Equipment - 3.2%
Caterpillar, Inc.                                              1,000                        44,700
                                                                                     ----------------
Cutlery, Handtools & General Hardware - 2.4%
The Gillette Co.                                               1,000                        32,880
                                                                                     ----------------
Electric Services - 3.7%
Duke Energy, Inc.                                              2,000                        50,980
                                                                                     ----------------
Electromedical & Electrotherapeutic Apparatus - 2.9%
Medtronic, Inc.                                                1,000                        40,400
                                                                                     ----------------
Electronic & Other Electrical Equipment
 (No Computer Equipment) - 2.3%
General Electric Co.                                           1,000                        32,200
                                                                                     ----------------
Electronic Computers - 3.6%
Dell Computer Corp. (a)                                        2,000                        49,860
                                                                                     ----------------
Fire, Marine, Casualty Insurance - 4.6%
American International Group, Inc.                             1,000                        63,920
                                                                                     ----------------
Motor Vehicles & Passenger Car Bodies - 1.0%
Ford Motor Co.                                                 1,000                        13,470
                                                                                     ----------------

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Schedule of Investments
July 31, 2002 - continued

Common Stocks - 95.4% - continued                             Shares                  Value
National Commercial Banks - 11.6%
Bank of America Corp.                                          1,000                     $ 66,500
Citigroup, Inc.                                                1,333                       44,709
Wells Fargo & Co.                                              1,000                       50,860
                                                                                    ----------------
                                                                                          162,069
                                                                                    ----------------
Oil, Gas, Field Services - 3.1%
Schlumberger Ltd.                                              1,000                       42,920
                                                                                    ----------------
Paper Mills - 2.9%
International Paper Co.                                        1,000                       39,820
                                                                                    ----------------
Petroleum Refining - 2.6%
Exxon Mobil Corp.                                              1,000                       36,760
                                                                                    ----------------
Pharmaceutical Preparations - 11.9%
Bristol-Myers Squibb, Inc.                                     1,000                       23,430
Pfizer, Inc.                                                   1,000                       32,350
Pharmacia Corp.                                                1,000                       44,740
Schering-Plough, Inc.                                          1,000                       25,500
Wyeth                                                          1,000                       39,900
                                                                                     ----------------
                                                                                          165,920
                                                                                     ----------------
Photographic Equipment & Supplies - 2.2%
Eastman Kodak, Inc.                                            1,000                       30,780
                                                                                     ----------------
Radio & TV Broadcasting & Communications
Equipment - 2.0%
QUALCOMM, Inc.  (a)                                            1,000                       27,480
                                                                                     ----------------
Radiotelephone Communications - 0.1%
AT&T Wireless Services, Inc. (a)                                 321                        1,505
                                                                                     ----------------
Retail - Eating Places - 1.8%
McDonald's Corp.                                               1,000                       24,750
                                                                                     ----------------
Retail - Lumber & Other
 Building Materials Dealers - 2.2%
The Home Depot, Inc.                                           1,000                       30,880
                                                                                     ----------------
Retail - Variety Stores - 3.5%
Wal-Mart Stores, Inc.                                          1,000                       49,180
                                                                                     ----------------
Security Brokers, Dealers & Flotation Companies - 0.6%
Schwab(Charles) Corp.                                          1,000                        8,950
                                                                                     ----------------

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Schedule of Investments
July 31, 2002 - continued

Common Stocks - 95.4% - continued

Semiconductors & Related Devices - 2.7%                     Shares                    Value
Agere Systems, Inc. - Class A (a)                               10                          $ 19
Agere Systems, Inc. - Class B (a)                              264                           515
Intel Corp.                                                  2,000                        37,580
                                                                                      ----------------
                                                                                          38,114
                                                                                      ----------------
Services - Miscellaneous Amusement & Recreation - 1.3%
Walt Disney Co.                                              1,000                        17,730
                                                                                      ----------------
Services - Prepackaged Software - 4.9%
Microsoft Corp. (a)                                          1,000                        47,950
Oracle Corp.  (a)                                            2,000                        20,018
                                                                                      ----------------
                                                                                          67,968
                                                                                      ----------------
Telephone & Telegraph Apparatus - 0.1%
Lucent Technologies, Inc. (a)                                1,000                         1,750
                                                                                      ----------------
Telephone Communications (No Radiotelephone) - 4.6%
AT&T Corp.                                                   1,000                        10,180
BellSouth Corp.                                              1,000                        26,850
SBC Communications, Inc.                                     1,000                        27,660
                                                                                       ----------------
                                                                                          64,690
                                                                                       ----------------
TOTAL COMMON STOCKS (Cost $1,999,903)                                                  1,328,326
                                                                                       ----------------

Money Market Securities - 6.7%
Federal Prime Obligations Fund, 1.48%, (Cost $93,385) (b)   93,385                        93,385
                                                                                       ----------------

TOTAL INVESTMENTS (Cost $2,093,288) - 102.1%                                       $   1,421,711
                                                                                       ----------------

Liabilities in excess of cash and other assets - (2.1)%                                  (29,243)
                                                                                        ----------------

TOTAL NET ASSETS - 100.0%                                                           $   1,392,468
                                                                                        ================

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at July
31, 2002.

Options Written July 31, 2002
                                                                   Shares
                                                                  Subject
Common Stocks / Expiration Date @ Exercise Price                  to Call                Value

American International Group, Inc. / August 2002 @ 75              1,000                    $ 50
Bank of America Corp. / August 2002 @ 80                           1,000                      50
BellSouth Corp. / August 2002 @ 25                                 1,000                   2,150
Boeing Co. / August 2002 @ 50                                      1,000                      50
Bristol-Myers Squibb Co. / September 2002 @ 30                     1,000                     100
Caterpillar, Inc. / August 2002 @ 45                               1,000                   1,400

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Schedule of Investments
July 31, 2002 - continued

Options Written July 31, 2002 - continued

                                                                    Shares
                                                                   Subject
Common Stocks / Expiration Date @ Exercise Price                   to Call              Value

Cisco Systems, Inc. / August 2002 @ 15                               1,000              $ 200
Citigroup Inc. / September 2002 @ 45                                 1,300                130
Coca-Cola Co. / August 2002 @ 60                                     1,000                 50
Dell Computer Corp. / August 2002 @ 30                               1,000                 50
Dell Computer Corp. / November 2002 @ 30                             1,000                950
Eastman Kodak Co. / October 2002 @ 35                                1,000                550
Exxon Mobil / October 2002 @ 37.50                                   1,000              1,800
Ford Motor Co. / Sept 2002 @17.50                                    1,000                100
General Electric / September 2002 @ 32.50                            1,000              1,600
Gillette Co. / September 2002 @ 40                                   1,000                 50
Heinz / December 2002 @ 40                                           1,000              1,550
Home Depot, Inc. / August 2002 @ 40                                  1,000                 50
Honeywell International, Inc. / September 2002 @ 40                  1,000                150
Intel Corp. / August 2002 @ 20                                       1,000                400
Intel Corp. / October 2002 @ 22.50                                   1,000                600
International Paper Co. / October 2002 @ 42.5                        1,000              1,100
McDonald's Corp. / September 2002 @ 30                               1,000                100
Medtronic Inc. / August 2002 @ 50                                    1,000                 50
Microsoft Corp. / September 2002 @ 55                                1,000                800
Pfizer Inc. / August 2002 @ 35                                       1,000                100
Pharmacia Corp. / October 2002 @ 40                                  1,000              5,800
Qualcomm / September 2002 @ 35                                       1,000                350
SBC Communications, Inc. / September 2002 @ 30                       1,000              1,050
Schering-Plough Corp. / September 2002 @ 22.50                       1,000              3,400
Schlumberger Ltd. / August 2002 @ 60                                 1,000                100
Wal-Mart Stores, Inc. / September 2002 @ 60                          1,000                250
Walt Disney Co. / October 2002 @ 20                                  1,000                650
Wells Fargo & Co. / October 2002 @ 50                                1,000              2,350
Weyth / August 2002 @ 55                                             1,000                 50
                                                                                     ----------------

Total (premiums received $35,712)                                   35,300           $ 28,180
                                                                                      ================

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund                                                               July 31, 2002
Statement of Assets and Liabilities

Assets
Investments in securities, at value (cost $2,093,288)                                    $ 1,421,711
Cash                                                                                           1,280
Interest receivable                                                                              139
Dividends receivable                                                                           1,705
Receivable for investments sold                                                                1,780
Receivable for fund shares sold                                                                  100
Receivable from Advisor                                                                       13,009
                                                                                       ---------------
     Total assets                                                                          1,439,724
                                                                                       ---------------
Liabilities
Covered call options written (premiums received $35,712)                                      28,180
Accrued expenses                                                                              19,076
                                                                                       ---------------
     Total liabilities                                                                        47,256
                                                                                       ---------------
Net Assets                                                                               $ 1,392,468
                                                                                       ===============

Net Assets consist of:
Paid in capital                                                                            2,024,613
Accumulated net investment income (loss)                                                     (19,775)
Accumulated undistributed net realized gain (loss) on investments                             51,675
Net unrealized appreciation (depreciation) on investments                                   (664,045)
                                                                                        ---------------
Net Assets, for 202,292 shares                                                           $ 1,392,468
                                                                                        ===============
Net Asset Value
Offering price and redemption price per share ($1,392,468 / 202,292)                          $ 6.88
                                                                                        ===============

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Statement of Operations for the
  year ended July 31, 2002


Investment Income
Dividend income                                                                              $ 24,942
Interest income                                                                                 2,112
                                                                                         -------------
  Total Income                                                                                 27,054
                                                                                         -------------
Expenses
Investment advisory fee                                                                             0
Administration fees [Note 3]                                                                   30,000
Transfer agent fees [Note 3]                                                                   11,532
Pricing & bookkeeping fees [Note 3]                                                            13,066
Custodian expenses                                                                              9,150
Audit expenses                                                                                  7,200
Legal expenses                                                                                  6,527
Printing expenses                                                                               3,111
Trustee expenses                                                                                2,122
Registration expenses                                                                           1,791
Miscellaneous expenses                                                                             75
                                                                                          -------------
  Total Expenses                                                                               84,574
Reimbursed expenses                                                                           (61,510)
                                                                                          -------------
Total operating expenses                                                                       23,064
                                                                                          -------------
Net Investment Income (Loss)                                                                    3,990
                                                                                          -------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                             (9,035)
Net realized gain (loss) on options transactions                                             131,486
Change in net unrealized appreciation (depreciation)
 on investment securities                                                                   (401,685)
                                                                                          -------------
Net realized and unrealized gain (loss) on investment
securities & option transactions                                                            (279,234)
                                                                                          -------------
Net increase (decrease) in net assets resulting from operations                            $(275,244)
                                                                                          =============


See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Statement of Changes In Net Assets

                                                                                            For the            For the
                                                                                          year ended          year ended
Increase (Decrease) in Net Assets                                                          July 31, 2002    July 31, 2001
                                                                                         ---------------- -----------------
Operations
  Net investment income (loss)                                                                 $ 3,990             $ 6,809
  Net realized gain (loss) on investment securities                                             (9,035)            (16,086)
  Net realized gain (loss) on options transactions                                             131,486             173,882
  Change in net unrealized appreciation (depreciation)                                        (401,685)           (185,743)
                                                                                         --------------     ---------------

  Net increase (decrease) in net assets resulting from operations                             (275,244)            (21,138)
                                                                                         --------------     ---------------
Distributions
  From net investment income                                                                    (5,586)            (29,199)
  From net realized gain                                                                      (178,824)           (141,022)
                                                                                         --------------     ---------------

  Total distributions                                                                         (184,410)           (170,221)
                                                                                         --------------     ---------------
Capital Share Transactions
  Proceeds from shares sold                                                                    236,552             141,335
  Reinvestment of distributions                                                                184,410             170,221
  Amount paid for shares repurchased                                                          (221,333)             (7,616)
                                                                                         --------------     ---------------
  Net increase (decrease) in net assets resulting
     from share transactions                                                                   199,629             303,940
                                                                                         --------------     ---------------

Total Increase (Decrease) in Net Assets                                                       (260,025)            112,581
                                                                                         --------------     ---------------

Net Assets
  Beginning of period                                                                        1,652,493           1,539,912
                                                                                         --------------     ---------------
  End of period
                                                                                           $ 1,392,468         $ 1,652,493
                                                                                         ==============     ===============

Capital Share Transactions
  Shares sold                                                                                   28,863              15,446
  Shares issued in reinvestment of distributions                                                23,462              17,909
  Shares repurchased                                                                           (26,939)               (791)
                                                                                         --------------     ---------------

  Net increase (decrease) from capital transactions                                             25,386              32,564
                                                                                         ==============     ===============



See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call
Financial Highlights


                                             For the              For the              For the             For the
                                           year ended           year ended           year ended          period ended
                                          July 31, 2002        July 31, 2001        July 31, 2000      July 31, 1999 (c)
                                        ------------------   ------------------   ------------------   -----------------
Selected Per Share Data
Net asset value, beginning of period               $ 9.34              $ 10.67              $ 10.78             $ 10.00
                                        ------------------   ------------------   ------------------   -----------------
Income from investment operations
   Net investment income                             0.02                 0.04                 0.03                0.01
   Net realized and unrealized gain / (loss)        (1.36)               (0.22)                0.35                0.77
                                        ------------------   ------------------   ------------------   -----------------
Total from investment operations                    (1.34)               (0.18)                0.38                0.78
                                        ------------------   ------------------   ------------------   -----------------
Less distributions
   From net investment income                       (0.03)               (0.18)               (0.01)               0.00
   From net realized gain                           (1.09)               (0.97)               (0.48)               0.00
                                        ------------------   ------------------   ------------------   -----------------
Total distributions                                 (1.12)               (1.15)               (0.49)               0.00
                                        ------------------   ------------------   ------------------   -----------------
Net asset value, end of period                     $ 6.88               $ 9.34              $ 10.67             $ 10.78
                                        ==================   ==================   ==================   =================

Total Return                                       (15.82)%              (1.64)%              3.59%               7.80%  (b)

Ratios and Supplemental Data
Net assets, end of period (000's)                  $1,392               $1,652               $1,540              $1,375
Ratio of expenses to average net assets             1.50%                1.50%                1.50%               1.50%  (a)
Ratio of expenses to average net assets
   before reimbursement                             5.51%                5.19%                5.47%               9.77%  (a)
Ratio of net investment income to
   average net assets                               0.26%                0.44%                0.31%               0.32%  (a)
Ratio of net investment income to
   average net assets before reimbursement          (3.75)%              (3.25)%              (3.66)%             (7.95)%(a)
Portfolio turnover rate                             6.51%                6.62%               31.75%              47.01%  (a)

(a)  Annualized.
(b)  For a period of less than a full year, the total return is not annualized.
(c)  March 24, 1999 (commencement of operations) to July 31, 1999.



See accompanying notes which are an integral part of the financial statements.

                            Dobson Covered Call Fund
                          Notes to Financial Statements
                                  July 31, 2002


NOTE 1.  ORGANIZATION

      Dobson Covered Call Fund (the "Fund") was organized as a diversified series of the AmeriPrime Funds (the "Trust") on March 22, 1999 and commenced operations on March 24, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees. The Fund's investment objective is total return over the long term. The investment advisor to the Fund is Dobson Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's Advisor, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

     Option writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

                           Dobson Covered Call Fund
                          Notes to Financial Statements
                            July 31, 2002 - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

     Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short term capital gains at least once a year.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Dobson Capital Management, Inc., 1422 S. Van Ness Street, Santa Ana, CA 92707 to serve as investment advisor to the Fund. The Advisor is a California corporation established in September 1998. Charles L. Dobson is the president, director and sole shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, less the amount by which total operating expenses, including management fees, exceed 1.50% of the average value of its daily net assets. The Advisor has contractually agreed to reimburse the Fund for the operating expenses it incurs, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.50% of its average daily net assets. For the year ended July 31, 2002, the Advisor received fees of $0 from the Fund. For the year ended July 31, 2002, the Advisor reimbursed Fund expenses of $61,510. At July 31, 2002 there was a net receivable from the Advisor in the amount of $13,009.

     The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets over $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the year ended July 31, 2002, the administrator received fees of $30,000 from the Fund for administrative services provided to the Fund. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

      The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the year ended July 31, 2002, Unified received fees of $11,532 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 million to $100 million). For the year ended July 31, 2002, Unified received fees of $13,066 from the Fund for fund accounting services provided to the Fund.

                            Dobson Covered Call Fund
                          Notes to Financial Statements
                            July 31, 2002 - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains Unified Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the Distributor during the year ended July 31, 2002. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Advisor and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. Effective December 10, 1999 the 12b-1 plan was inactivated and as a result there were no 12b-1 payments made to the Distributor for the year ended July 31, 2002. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.

 NOTE 4.  INVESTMENTS

     For the year ended July 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $247,700 and $95,517, respectively. As of July 31, 2002, the gross unrealized appreciation for all securities totaled $48,268 and the gross unrealized depreciation for all securities totaled $712,313 for a net unrealized depreciation of $664,045. The aggregate cost of securities for federal income tax purposes at July 31, 2002 was $2,108,664. The difference between book cost and tax cost consists of wash sales in the amount of $15,376.

NOTE 5. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2002, Charles L. Dobson, President of the Advisor, beneficially owned in aggregate more than 66% of the Fund.


NOTE 7. CALL OPTIONS WRITTEN

     As of July 31, 2002, portfolio securities valued at $1,156,732 were held in escrow by the custodian as cover for call options written by the Fund.

Transactions in options written during the year ended July 31, 2002 were as follows:

                            Dobson Covered Call Fund
                          Notes to Financial Statements
                            July 31, 2002 - continued

NOTE 7. CALL OPTIONS WRITTEN - continued

                                                                       Number of       Premiums
                                                                       Contracts       Received
 Options outstanding at July 31, 2001                                      363         $63,646
 Options written                                                         1,672         201,470
 Options terminated in closing purchase transactions                      (340)        (45,159)
 Options expired                                                        (1,332)       (181,681)
 Options exercised                                                         (10)         (2,564)
                                                                    ----------   ----------------
 Options outstanding at July 31, 2002                                      353         $35,712




NOTE 8.  ELECTION OF TRUSTEES - (Unaudited)

   At a special meeting of the shareholders held on May 29, 2002, a vote was held to elect members to serve on the Board of Trustees. The vote tally for each Trustee is as follows:


                                            For              Withheld              Total

Gary Hippenstiel                      10,516,210.432        648,472.896        11,164,683.328

Mark Muller                           10,856,443.432        308,239.896        11,164,683.328

Ken Trumpfheller                      10,493,506.432        671,176.896        11,164,683.328

Richard  Wright                       10,858,138.432        306,544.896        11,164,683.328

PAGE>

                                                  Information Regarding Trustees and Officers

         The Board of Trustees supervises the business activities of the Trust.
Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

         The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company
Act of 1940.

--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
Mark W. Muller                                           Trustee         Trustee since 1999             35
5016 Cedar River Tr.
Fort Worth, Texas 76137
Year of Birth:  1964
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
President of JAMAR  Resources,  Inc., a  manufacturers  representative                      None
firm,  September  2001 to present.  Account  Manager for SCI,  Inc., a custom  manufacturer,  from  April  2000 to  September  2001.  Account
Manager for Clarion Technologies,  a manufacturer of automotive, heavy truck,  and  consumer  goods,  from 1996 to April  2000.  From 1986 to
1996, an engineer for Sicor, a telecommunication hardware company.
-------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
Gary E. Hippenstiel                                      Trustee         Trustee since 1995             17
600 Jefferson Street
Suite 350
Houston, TX  77002
Year of Birth:  1947
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
Director, Vice President and Chief Investment Officer of Legacy Trust None
Company since 1992; President and Director of Heritage Trust Company from
1994-1996; Vice President and Manager of Investments of Kanaly Trust Company
from 1988 to 1992.
--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of            in Fund Complex
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
Richard J. Wright, Jr.                                   Trustee         Trustee since 1999             35
13532 N. Central Expressway
MS 3800
Dallas, Texas 75243
Year of Birth:  1962
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
Various positions with Texas Instruments,  a technology company, since                      None
1985,  including the  following:  Program  Manager for  Semi-Conductor
Business Opportunity  Management System, 1998 to present;  Development
Manager for web-based interface,  1999 to present; Systems Manager for
Semi-Conductor  Business Opportunity  Management System, 1997 to 1998;
Development  Manager for Acquisition  Manager,  1996-1997;  Operations
Manager for Procurement Systems, 1994-1997.
----------------------------------------------------------------------- ----------------------------------------------

         The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) In         Length of           in Fund Complex**
              Name, Age and Address                   Fund Complex**        Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
Kenneth D. Trumpfheller*                            President,              Trustee and                 35
1725 E. Southlake Blvd.                             Secretary and       President since 1995
Suite 200                                           Trustee             Secretary since 2000
Southlake, Texas  76092
Year of Birth:  1958
---------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
President and Managing  Director of Unified Fund  Services,  Inc., the                      None
Fund's  transfer  agent,  fund  accountant  and  administrator,  since
October  2000.  President,   Treasurer  and  Secretary  of  AmeriPrime
Financial  Services,  Inc., a fund  administrator,  (which merged with
Unified  Fund  Services,   Inc.)  from  1994  through   October  2000.
President,   Treasurer   and   Secretary   of   AmeriPrime   Financial
Securities,  Inc., the Trust's distributor through December 2000, from
1994 through December 2000.
--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) in         Length of           in Fund Complex**
              Name, Age and Address                    Fund Complex         Time Served         Overseen by Trustee
---------------------------------------------- ------------------- --------------------- ------------------------
Robert A. Chopyak                                   Treasurer      and   Treasurer and CFO              N/A
1725 E. Southlake Blvd.                             Chief    Financial       since 2000
Suite 200                                           Officer
Southlake, Texas  76092
Year of Birth:  1968
--------------------------------------------------- ------------------- --------------------- ------------------------

----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
Assistant  Vice-President of Financial  Administration of Unified Fund                      None
Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Services,  Inc.  from  February  2000 to August  2000.  Self-employed, performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
----------------------------------------------------------------------- ----------------------------------------------
*Mr. Trumpfheller in an "interested person" of the Trust because he is an officer of the Trust.  In addition, he may be deemed to be an "interested person" of the Trust because he is a registered principal of the Trust's distributor.

**As of December 31, 2001, the term "Fund Complex" refers to AmeriPrime Funds and AmeriPrime Advisors Trust.

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-877-2Dobson or 1-877-236-2776.

INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
Dobson Covered Call Fund (a series of the AmeriPrime Funds)

We have audited the accompanying statement of assets and liabilities of the Dobson Covered Call Fund, including the schedule of portfolio investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and for the period of March 24, 1999 (commencement of operations) through July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of July 31, 2002 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dobson Covered Call Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period of March 24, 1999 (commencement of operations) through July 31, 1999, in conformity with accounting principles generally accepted in the United States.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
August 16, 2002